UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021 (August 26, 2021)

IronNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39125	83-4599446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place, Suite 400 McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 300-6761

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRNT	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	IRNT.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of IronNet, Inc., a Delaware corporation (the “Company”), dated as of August 26, 2021 and filed on September 1, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report) with LGL Systems Acquisition Corp. (“LGL”).

This Amendment No. 1 is being filed to include (A) the unaudited condensed consolidated financial statements of IronNet Cybersecurity, Inc., a Delaware corporation (“Legacy IronNet”), as of July 31, 2021 and January 31, 2021 and for the three months and six months ended July 31, 2021 and July 31, 2020 and the related notes, (B) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy IronNet as of July 31, 2021 and for the three months and six months ended July 31, 2021 and July 31, 2020 and (C) the unaudited pro forma condensed combined financial information of LGL and Legacy IronNet as of and for the six months ended July 31, 2021 and the year ended January 31, 2021.

This Amendment No. 1 does not amend any other item of the Original Report (except as otherwise expressly stated herein) or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report, except as otherwise expressly stated herein.

The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1. Terms used but not defined herein shall have the meanings ascribed thereto in the Original Report. The information provided herein relates to Legacy IronNet prior to the consummation of the Business Combination unless otherwise specifically indicated (e.g. with respect to subsequent events disclosures, forward-looking statements, or potential future risk factors) or the context otherwise requires.

Forward-Looking Statements

The Company makes certain statements in certain documents incorporated herein by reference that are forward-looking statements for purposes of the safe harbor provisions under the federal securities laws and United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in or incorporated by reference in this Amendment No. 1, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Amendment No. 1, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Amendment No. 1, and current expectations, forecasts, and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Amendment No. 1 and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•

the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing;

•	the Company’s financial and business performance following the Business Combination, including financial projections and business metrics;

•	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the implementation, market acceptance and success of the Company’s business model and growth strategy;

•	the Company’s expectations and forecasts with respect to the size and growth of the cybersecurity industry and the Company’s products and services in particular;

•	the ability of the Company’s products and services to meet customers’ needs;

•	the Company’s ability to compete with others in the cybersecurity industry;

•	the Company’s ability to retain pricing power with its products;

•	the Company’s ability to grow its market share;

•	the Company’s ability to attract and retain qualified employees and management;

•

the Company’s ability to adapt to changes in consumer preferences, perception and spending habits and develop and expand its product offerings and gain market acceptance of its products, including in new geographies;

•	the Company’s ability to develop and maintain its brand and reputation;

•	developments and projections relating to the Company’s competitors and industry;

•	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and on the economy in general;

•	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act; and

•	the Company’s future capital requirements and sources and uses of cash;

•	the Company’s ability to obtain funding for its operations and future growth; and

•	the Company’s business, expansion plans and opportunities.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 36 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

In addition, statements such as “the Company believes,” “IronNet believes,” or “LGL believes” and similar statements, to the extent they or such similar statements are made herein or in any document incorporated by reference herein, reflect the Company’s, Legacy IronNet’s or LGL’s beliefs and opinions on the relevant subject. These statements are based upon information available to IronNet or LGL, as the case may be, as of the date of the document in which such statements were made, and while IronNet or LGL, as the case may be, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the section titled “Introductory Note” above is incorporated by reference into this Item 2.01 of this Amendment No. 1.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Legacy IronNet as of July 31, 2021 and January 31, 2021 and for the three months and six months ended July 31, 2021 and 2020, and the related notes thereto, are attached as Exhibit 99.1 and are incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy IronNet as of July 31, 2021 and for the three months and six months ended July 31, 2021 and 2020 is attached as Exhibit 99.2 and is incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of LGL and Legacy IronNet as of and for the six months ended July 31, 2021 and the year ended January 31, 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date

99.1*	Unaudited condensed consolidated financial statements of Legacy IronNet as of July 31, 2021 and January 31, 2021 and for the three and six months ended July 31, 2021 and July 31, 2020.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy IronNet as of July 31, 2021 and for the three months and six months ended July 31, 2021 and July 31, 2020.

99.3*	Unaudited pro forma condensed combined financial information of LGL and Legacy IronNet as of and for the six months ended July 31, 2021 and the year ended January 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IronNet, Inc.

Dated: September 14, 2021

	By:	/s/ James C. Gerber
Name: James C. Gerber
Title: Chief Financial Officer

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